Pages where confidential treatment has been requested are stamped “Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission,” and places where information has been redacted have been marked with (***).

Exhibit 10.25CF

NINETY-SECOND AMENDMENT

TO

AMENDED AND RESTATED

CSG MASTER SUBSCRIBER MANAGEMENT SYSTEM AGREEMENT

BETWEEN

CSG SYSTEMS, INC.

AND

CHARTER COMMUNICATIONS HOLDING COMPANY, LLC

This Ninety-second Amendment (the “Amendment”) is made by and between CSG Systems, Inc., a Delaware corporation (“CSG”), and Charter Communications Holding Company, LLC, a Delaware limited liability company (“Customer”).  CSG and Customer entered into that certain Amended and Restated CSG Master Subscriber Management System Agreement dated February 9, 2009, as amended (the “Agreement”), and now desire to further amend the Agreement in accordance with the terms and conditions set forth in this Amendment.  If the terms and conditions set forth in this Amendment shall be in conflict with the Agreement, the terms and conditions of this Amendment shall control.  Any terms in initial capital letters or all capital letters used as a defined term but not defined in this Amendment shall have the meaning set forth in the Agreement.  Upon execution of this Amendment by the parties, any subsequent reference to the Agreement between the parties shall mean the Agreement as amended by this Amendment.  Except as amended by this Amendment, the terms and conditions set forth in the Agreement shall continue in full force and effect according to their terms.

CSG and Customer agree to the following as of the Effective Date (defined below):

1.    Customer agrees to purchase and CSG agrees to provide an additional *** (**) Vantage User IDs/Sessions.  Accordingly, pursuant to the terms of the Eighth Amendment to the Agreement dated January 5, 2010 (CSG document no. 2301676), the Twenty-fifth Amendment dated March 12, 2012 (CSG document no. 2311963), the Thirty-second Amendment dated August 8, 2012 (CSG document no.  2313710), the Thirty-ninth Amendment dated June 7, 2013 (CSG document no. 2502779), the Forty-ninth Amendment dated June 13, 2014 (CSG document no. 2506656), the Fifty-first Amendment dated July 24, 2014 (CSG document no. 2507373),  the Fifty-fifth Amendment dated October 16, 2014 (CSG document no. 2508276), the Seventy-first Amendment dated April 24, 2015 (CSG document no.4105376), the Seventy-fourth Amendment dated June 5, 2015 (CSG document no. 4105523), the Eighty-eighth Amendment dated May 31, 2016 (CSG document no. 4111414), the Ninety-first Amendment, dated September 9, 2016 (CSG document no. 4112393) and this Amendment to the Agreement, the number of Vantage User IDs/Sessions will be increased from *** ******** ********** (*****) to *** ******** ************ (*****) and Customer shall be invoiced accordingly.

THIS AMENDMENT is executed on the days and year last signed below to be effective as of the date last signed below (the "Effective Date").

CHARTER COMMUNICATIONS HOLDING COMPANY, LLC (“CUSTOMER”) By: Charter Communications, Inc., its Manager	CSG SYSTEMS, INC. (“CSG”)
By: /s/ Mike Ciszek	By: /s/ Gregory L. Cannon
Title:	Title: SVP, Secretary & General Counsel
Name:	Name: Gregory L. Cannon
Date:	Date: 9-27-16